Exhibit 99.1

Contact: Jane M. Elliott

770-829-8234 Voice

770-829-8267 Fax

investor.relations@globalpay.com

Global Payments Reports Third Quarter Earnings

ATLANTA, March 31, 2011 — Global Payments Inc. (NYSE: GPN) today announced results for its fiscal third quarter ended February 28, 2011. For the third quarter, revenues grew 15% to $456.4 million compared to $398.5 million in the prior fiscal year. Normalized diluted earnings per share from continuing operations for the quarter were $0.63 compared to $0.58 in the prior year (See Schedule 2 Normalized Income Statements). On a GAAP basis, the company reported fiscal 2011 third quarter diluted earnings per share from continuing operations for the quarter of $0.60 compared to $0.58 in the prior year (See Schedule 1 for GAAP Income Statements).

Normalized third quarter results exclude pretax expenses consisting of certain start-up and duplicative costs related to the company’s Global Service Center in Manila, Philippines. These results also exclude certain employee termination and relocation benefits. (See Schedule 7 for Reconciliation of Normalized and Cash Earnings to GAAP).

Chairman and CEO Paul R. Garcia stated, “We are pleased with our solid third quarter results, which include our December 2010 acquisition in Spain. Our businesses performed as we expected during the quarter, and I am delighted that we have successfully completed the back-end settlement platform migration of our U.K. merchant portfolio to our own platform at the end of February as we anticipated.”

--More—

GPN Reports Third Quarter Earnings

March 31, 2011

David E. Mangum, EVP and CFO, stated, “On a cash basis, the company reported fiscal 2011 third quarter diluted earnings per share from continuing operations of $0.71 which represents 9% growth over the prior year quarter of $0.65.”

Cash Earnings exclude normalized adjustments and acquisition intangible amortization expense from continuing operations. (See Schedule 3 Cash Earnings Income Statements and Schedule 10 for Cash Earnings by Segment for details).

For the full year of fiscal 2011, including the addition of the “la Caixa” joint venture, the company now expects revenue of $1,800 million to $1,820 million, or 10% to 11% growth over fiscal 2010 which compares to the previous quarter’s range of $1,780 million to $1.820 million, or 8% to 10% growth over fiscal 2010. The company now expects diluted earnings per share from continuing operations on a cash basis of $2.99 to $3.06, reflecting 7% to 9% growth over fiscal 2010, this compares to our previous quarter’s expectations of $2.95 to $3.06, or 5% to 9% growth over fiscal 2010. Normalized earnings per share from continuing operations expectations are now $2.70 to $2.77, reflecting growth of 6% to 9% compared to previous quarter’s range of $2.66 to $2.77, or 5% to 9% growth and GAAP diluted earnings per share from continuing operations of $2.58 to $2.65, which previously was $2.54 to $2.65.

Conference Call

Global Payments will hold a conference call today, March 31, 2011 at 5:00 p.m. ET to discuss financial results and business highlights. Callers may access the conference call via the company’s Web site at www.globalpaymentsinc.com by clicking the “Webcast” button; or callers in North America may dial 1-888-895-3550 and callers outside North America may dial 1-706-758-8809. The pass code is “GPN.” A replay of the call may be accessed through the Global Payments’ Web site through April 21, 2011.

--More—

GPN Reports Third Quarter Earnings

March 31, 2011

Global Payments Inc. (NYSE:GPN) is a leading provider of electronic transaction processing services for merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations located throughout the United States, Canada, Europe, and the Asia-Pacific region. Global Payments, a Fortune 1000 company, offers a comprehensive line of processing solutions for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management. Visit www.globalpaymentsinc.com for more information about the company and its services.

This announcement and comments made by Global Payments’ management during the conference call may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including revenue and earnings estimates and management’s expectations regarding future events and developments, are forward-looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include the following: the effect of current economic conditions in Spain and their anticipated austerity measures on our ability to drive sales and achieve long-term growth in the market; foreign currency risks which become increasingly relevant as we expand internationally, the effect of current worldwide economic conditions, including a decline in the value of the U.S. dollar, and future performance and integration of recent acquisitions, and other risks detailed in the company’s SEC filings, including the most recently filed Form 10-Q or Form 10-K, as applicable. The company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

###

SCHEDULE 1

UNAUDITED GAAP CONSOLIDATED STATEMENTS OF INCOME

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended February 28,		% Change	Nine Months Ended February 28,		% Change
	2011	2010		2011	2010

Revenues	$456,382	$398,535	15%	$1,340,047	$1,217,418	10%

Operating expenses:
Cost of service	168,332	146,202	15%	473,578	432,287	10%
Sales, general and administrative	209,851	178,484	18%	623,019	533,337	17%

	378,183	324,686	16%	1,096,597	965,624	14%

Operating income	78,199	73,849	6%	243,450	251,794	(3%)

Other income (expense):
Interest and other income	1,631	1,319	24%	7,239	2,699	168%
Interest and other expense	(4,315)	(4,141)	4%	(13,455)	(12,704)	6%

	(2,684)	(2,822)	(5%)	(6,216)	(10,005)	(38%)

Income from continuing operations before income taxes	75,515	71,027	6%	237,234	241,789	(2%)
Provision for income taxes	(20,962)	(20,298)	3%	(70,489)	(69,489)	1%

Income from continuing operations	54,553	50,729	8%	166,745	172,300	(3%)
(Loss) income from discontinued operations, net of tax	(430)	722	NM	(946)	7,778	NM

Net income including noncontrolling interests	54,123	51,451	5%	165,799	180,078	(8%)
Less: Net income attributable to noncontrolling interests, net of tax	(6,334)	(2,990)	112%	(15,138)	(10,951)	38%

Net income attributable to Global Payments	$47,789	$48,461	(1%)	$150,661	$169,127	(11%)

Amounts attributable to Global Payments:
Income from continuing operations	$48,219	$47,739	1%	$151,607	$161,349	(6%)
(Loss) income from discontinued operations, net of tax	(430)	722	NM	(946)	7,778	NM

Net income attributable to Global Payments	$47,789	$48,461	(1%)	$150,661	$169,127	(11%)

Basic earnings per share attributable to Global Payments:
Income from continuing operations	$0.60	$0.59	2%	$1.90	$1.99	(5%)
(Loss) income from discontinued operations, net of tax	—	0.01	NM	(0.01)	0.10	NM

Net income attributable to Global Payments	$0.60	$0.60	0%	$1.89	$2.09	(10%)

Diluted earnings per share attributable to Global Payments:
Income from continuing operations	$0.60	$0.58	3%	$1.89	$1.96	(4%)
(Loss) income from discontinued operations, net of tax	(0.01)	0.01	NM	(0.02)	0.10	NM

Net income attributable to Global Payments	$0.59	$0.59	0%	$1.87	$2.06	(9%)

Weighted average shares outstanding:
Basic	79,897	81,539		79,711	81,102
Diluted	80,733	82,636		80,413	82,181

NM - Not Meaningful

SCHEDULE 2

NORMALIZED EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO GLOBAL PAYMENTS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended February 28,		% Change	Nine Months Ended February 28,		% Change
	2011	2010		2011	2010
	Normalized[1]	GAAP[2]		Normalized[1]	GAAP[2]

Revenues	$456,382	$398,535	15%	$1,340,047	$1,217,418	10%

Operating expenses:
Cost of service	167,922	146,202	15%	471,517	432,287	9%
Sales, general and administrative	206,694	178,484	16%	614,340	533,337	15%

	374,616	324,686	15%	1,085,857	965,624	12%

Operating income	81,766	73,849	11%	254,190	251,794	1%

Other income (expense):
Interest and other income	1,631	1,319	24%	7,239	2,699	168%
Interest and other expense	(4,315)	(4,141)	4%	(13,455)	(12,704)	6%

	(2,684)	(2,822)	(5%)	(6,216)	(10,005)	(38%)

Income from continuing operations before income taxes	79,082	71,027	11%	247,974	241,789	3%
Provision for income taxes	(21,727)	(20,298)	7%	(71,394)	(69,489)	3%

Income from continuing operations including noncontrolling interests	57,355	50,729	13%	176,580	172,300	2%
Less: Net income attributable to noncontrolling interests, net of tax	(6,334)	(2,990)	112%	(15,138)	(10,951)	38%

Net income from continuing operations attributable to Global Payments	$51,021	$47,739	7%	$161,442	$161,349	0%

Basic earnings per share	$0.64	$0.59	8%	$2.03	$1.99	2%

Diluted earnings per share	$0.63	$0.58	9%	$2.01	$1.96	3%

Weighted average shares outstanding:
Basic	79,897	81,539		79,711	81,102
Diluted	80,733	82,636		80,413	82,181

NM - Not Meaningful

[1]

Normalized results exclude expenses consisting of $2.4 million and $4.7 million during the three and nine months ended February 28, 2011, respectively, of start-up costs related to our new Global Service Center in Manila, Philippines and expenses of $1.2 million and $6.0 million during the three and nine months ended February 28, 2011, respectively, related to employee termination and relocation benefits. Results for the nine months ended February 28, 2011 also exclude a $2.5 million one-time, non-cash write-down of a deferred tax asset we established in July 2009 when we purchased the remaining 49% of our UK business. The write-down resulted from a legislated reduction to the tax rate of 1%. See Schedule 7 for reconciliation of normalized earnings from continuing operations to GAAP.

[2]	There were no normalized adjustments during the three and nine months ended February 28, 2010.

SCHEDULE 3

CASH EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO GLOBAL PAYMENTS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended February 28,		% Change	Nine Months Ended February 28,		% Change
	2011	2010		2011	2010

Revenues	$456,382	$398,535	15%	$1,340,047	$1,217,418	10%

Operating expenses:
Cost of service	156,082	137,840	13%	444,031	407,699	9%
Sales, general and administrative	206,694	178,484	16%	614,340	533,337	15%

	362,776	316,324	15%	1,058,371	941,036	12%

Operating income	93,606	82,211	14%	281,676	276,382	2%

Other income (expense):
Interest and other income	1,631	1,319	24%	7,239	2,699	168%
Interest and other expense	(4,315)	(4,141)	4%	(13,455)	(12,704)	6%

	(2,684)	(2,822)	(5%)	(6,216)	(10,005)	(38%)

Income from continuing operations before income taxes	90,922	79,389	15%	275,460	266,377	3%
Provision for income taxes	(25,214)	(22,531)	12%	(80,027)	(77,447)	3%

Income from continuing operations including noncontrolling interests	65,708	56,858	16%	195,433	188,930	3%
Less: Net income attributable to noncontrolling interests, net of tax	(8,121)	(3,343)	143%	(17,561)	(11,966)	47%

Net income from continuing operations attributable to Global Payments	$57,587	$53,515	8%	$177,872	$176,964	1%

Basic earnings per share	$0.72	$0.66	9%	$2.23	$2.18	2%

Diluted earnings per share	$0.71	$0.65	9%	$2.21	$2.15	3%

Weighted average shares outstanding:
Basic	79,897	81,539		79,711	81,102
Diluted	80,733	82,636		80,413	82,181

NM - Not Meaningful

Cash earnings exclude normalized adjustments and acquisition intangible amortization expense from continuing operations and the related income tax benefit. See Schedule 7 for reconciliation of cash earnings from continuing operations to GAAP.

SCHEDULE 4

SEGMENT INFORMATION CONTINUING OPERATIONS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Three Months Ended February 28,
	2011			2010		% Change
	GAAP	Normalized	Cash Earnings	GAAP	Cash Earnings	GAAP	Normalized to GAAP[1]	Cash Earnings

Revenues:
United States	$249,194	$249,194	$249,194	$216,168	$216,168	15%	15%	15%
Canada	81,066	81,066	81,066	77,092	77,092	5%	5%	5%

North America merchant services	330,260	330,260	330,260	293,260	293,260	13%	13%	13%

Europe	90,531	90,531	90,531	78,174	78,174	16%	16%	16%
Asia-Pacific	35,591	35,591	35,591	27,101	27,101	31%	31%	31%

International merchant services	126,122	126,122	126,122	105,275	105,275	20%	20%	20%

Total revenues	$456,382	$456,382	$456,382	$398,535	$398,535	15%	15%	15%

Operating income:
North America merchant services	$62,916	$62,916	$66,122	$60,855	$63,667	3%	3%	4%
International merchant services	35,537	35,537	44,171	28,853	34,403	23%	23%	28%
Corporate	(20,254)	(16,687)	(16,687)	(15,859)	(15,859)	(28%)	(5%)	(5%)

Operating income	$78,199	$81,766	$93,606	$73,849	$82,211	6%	11%	14%

	Nine Months Ended February 28,
	2011			2010		% Change
	GAAP	Normalized	Cash Earnings	GAAP	Cash Earnings	GAAP	Normalized to GAAP[1]	Cash Earnings

Revenues:
United States	$750,495	$750,495	$750,495	$659,868	$659,868	14%	14%	14%
Canada	243,733	243,733	243,733	236,552	236,552	3%	3%	3%

North America merchant services	994,228	994,228	994,228	896,420	896,420	11%	11%	11%

Europe	244,208	244,208	244,208	242,785	242,785	1%	1%	1%
Asia-Pacific	101,611	101,611	101,611	78,213	78,213	30%	30%	30%

International merchant services	345,819	345,819	345,819	320,998	320,998	8%	8%	8%

Total revenues	$1,340,047	$1,340,047	$1,340,047	$1,217,418	$1,217,418	10%	10%	10%

Operating income:
North America merchant services	$198,415	$198,415	$207,793	$210,419	$218,140	(6%)	(6%)	(5%)
International merchant services	102,279	102,279	120,387	88,353	105,220	16%	16%	14%
Corporate	(57,244)	(46,504)	(46,504)	(46,978)	(46,978)	(22%)	1%	1%

Operating income	$243,450	$254,190	$281,676	$251,794	$276,382	(3%)	1%	2%

See Schedule 8 for reconciliation of normalized and cash earnings segment information to GAAP.

[1]	There were no normalized adjustments during the three and nine months ended February 28, 2010.

SCHEDULE 5

CONSOLIDATED BALANCE SHEETS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	February 28 2011	May 31, 2010
	(Unaudited)

ASSETS
Current assets:
Cash and cash equivalents	$1,329,065	$769,946
Accounts receivable, net of allowances for doubtful accounts of $348 and $269, respectively	137,653	131,817
Claims receivable, net of allowance for losses of $4,196 and $4,208, respectively	861	664
Settlement processing assets	64,973	13,741
Inventory	9,834	9,740
Deferred income taxes	4,288	2,752
Prepaid expenses and other current assets	23,038	39,604

Total current assets	1,569,712	968,264

Goodwill	765,714	569,090
Other intangible assets, net of accumulated amortization of $181,472 and $145,076, respectively	347,639	205,110
Property and equipment, net of accumulated depreciation of $155,699 and $119,402, respectively	244,349	183,938
Deferred income taxes	101,252	90,470
Other	23,752	22,454

Total assets	$3,052,418	$2,039,326

LIABILITIES AND EQUITY
Current liabilities:
Lines of credit	$188,961	$79,187
Current portion of long-term debt	79,771	148,169
Accounts payable and accrued liabilities	200,179	173,575
Settlement processing obligations	765,020	265,110
Income taxes payable	3,987	6,430

Total current liabilities	1,237,918	672,471

Long-term debt	301,319	272,965
Deferred income taxes	101,702	88,265
Other long-term liabilities	45,571	31,436

Total liabilities	1,686,510	1,065,137

Commitments and contingencies

Redeemable noncontrolling interest	126,559	102,672

Equity:
Preferred stock, no par value; 5,000,000 shares authorized and none issued	—	—
Common stock, no par value; 200,000,000 shares authorized; 82,793,925 issued and 80,066,188 outstanding at February 28, 2011 and 82,028,945 issued and 79,646,055 outstanding at May 31, 2010	—	—
Paid-in capital	484,757	460,747
Retained earnings	675,182	544,772
Treasury stock; 2,727,737 and 2,382,890 shares at February 28, 2011 and May 31, 2010, respectively	(112,980)	(100,000)
Accumulated other comprehensive income (loss)	49,283	(44,255)

Total Global Payments shareholders’ equity	1,096,242	861,264

Noncontrolling interest	143,107	10,253

Total equity	1,239,349	871,517

Total liabilities and equity	$3,052,418	$2,039,326

SCHEDULE 6

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Nine Months Ended February 28,
	2011	2010

Cash flows from operating activities:
Net income including noncontrolling interests	$165,799	$180,078
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property and equipment	29,033	25,798
Amortization of acquired intangibles	27,486	24,627
Share-based compensation expense	11,748	11,843
Provision for operating losses and bad debts	15,301	18,713
Deferred income taxes	3,639	(21,023)
Loss on disposal of discontinued operations	602	15,770
Other, net	(3,362)	947
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	(5,836)	1,942
Claims receivable	(11,534)	(11,552)
Settlement processing assets and obligations, net	444,174	51,930
Inventory	(69)	(6,785)
Prepaid expenses and other assets	(7,997)	(2,474)
Payables to money transfer beneficiaries	—	(532)
Accounts payable and other accrued liabilities	45,182	25,607
Income taxes payable	19,125	3,308

Net cash provided by operating activities	733,291	318,197

Cash flows from investing activities:
Business and intangible asset acquisitions, net of cash acquired	(167,775)	(17,059)
Capital expenditures	(77,095)	(36,520)
Preliminary settlement of working capital adjustments from disposition of business	(1,921)	—
Net decrease (increase) in financing receivables	1,514	(649)
Proceeds from sale of investment and contractual rights, net	—	297

Net cash used in investing activities	(245,277)	(53,931)

Cash flows from financing activities:
Net borrowings on lines of credit	109,774	339
Proceeds from issuance of long-term debt	202,155	304,964
Principal payments under long-term debt	(248,996)	(50,958)
Acquisition of redeemable noncontrolling interests	—	(307,675)
Proceeds from stock issued under share-based compensation plans	12,072	20,699
Repurchase of common stock	(14,900)	—
Tax benefit from share-based compensation	1,335	4,579
Distribution to noncontrolling interests	(6,650)	(18,461)
Dividends paid	(4,782)	(4,877)

Net cash provided by (used in) financing activities	50,008	(51,390)

Effect of exchange rate changes on cash	21,097	1,965

Increase in cash and cash equivalents	559,119	214,841
Cash and cash equivalents, beginning of period	769,946	426,935
Cash and cash equivalents of discontinued operations	—	(52,156)

Cash and cash equivalents, end of period	$1,329,065	$589,620

SCHEDULE 7

RECONCILIATION OF NORMALIZED AND CASH EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended February 28,
	2011						2010[4]
	GAAP	Employee Termination and Other[1]		Normalized	Cash Earnings Adjustments[3]	Cash Earnings	GAAP	Cash Earnings Adjustments[3]	Cash Earnings

Revenues	$456,382	$—		$456,382	$—	$456,382	$398,535	$—	$398,535

Operating expenses:
Cost of service	168,332	(410)		167,922	(11,840)	156,082	146,202	(8,362)	137,840
Sales, general and administrative	209,851	(3,157)		206,694	—	206,694	178,484	—	178,484

	378,183	(3,567)		374,616	(11,840)	362,776	324,686	(8,362)	316,324

Operating income	78,199	3,567		81,766	11,840	93,606	73,849	8,362	82,211

Other income (expense):
Interest and other income	1,631	—		1,631	—	1,631	1,319	—	1,319
Interest and other expense	(4,315)	—		(4,315)	—	(4,315)	(4,141)	—	(4,141)

	(2,684)	—		(2,684)	—	(2,684)	(2,822)	—	(2,822)

Income from continuing operations before income taxes	75,515	3,567		79,082	11,840	90,922	71,027	8,362	79,389
Provision for income taxes	(20,962)	(765)		(21,727)	(3,487)	(25,214)	(20,298)	(2,233)	(22,531)

Income from continuing operations	54,553	2,802		57,355	8,353	65,708	50,729	6,129	56,858
Less: Net income attributable to noncontrolling interests, net of tax	(6,334)	—		(6,334)	(1,787)	(8,121)	(2,990)	(353)	(3,343)

Net income from continuing operations attributable to Global Payments	$48,219	$2,802		$51,021	$6,566	$57,587	$47,739	$5,776	$53,515

Diluted shares	80,733			80,733		80,733	82,636		82,636
Diluted earnings per share	$0.60	$0.03		$0.63	$0.08	$0.71	$0.58	$0.07	$0.65

	Nine Months Ended February 28,
	2011						2010[4]
	GAAP	Employee Termination and Other[1]	Foreign Tax Rate[2]	Normalized	Cash Earnings Adjustments[3]	Cash Earnings	GAAP	Cash Earnings Adjustments	Cash Earnings

Revenues	$1,340,047	$—	$—	$1,340,047	$—	$1,340,047	$1,217,418	$—	$1,217,418

Operating expenses:
Cost of service	473,578	(2,061)	—	471,517	(27,486)	444,031	432,287	(24,588)	407,699
Sales, general and administrative	623,019	(8,679)	—	614,340	—	614,340	533,337	—	533,337

	1,096,597	(10,740)	—	1,085,857	(27,486)	1,058,371	965,624	(24,588)	941,036

Operating income	243,450	10,740	—	254,190	27,486	281,676	251,794	24,588	276,382

Other income (expense):
Interest and other income	7,239	—	—	7,239	—	7,239	2,699	—	2,699
Interest and other expense	(13,455)	—	—	(13,455)	—	(13,455)	(12,704)	—	(12,704)

	(6,216)	—	—	(6,216)	—	(6,216)	(10,005)	—	(10,005)

Income from continuing operations before income taxes	237,234	10,740	—	247,974	27,486	275,460	241,789	24,588	266,377
Provision for income taxes	(70,489)	(3,384)	2,479	(71,394)	(8,633)	(80,027)	(69,489)	(7,958)	(77,447)

Income from continuing operations	166,745	7,356	2,479	176,580	18,853	195,433	172,300	16,630	188,930
Less: Net income attributable to noncontrolling interests, net of tax	(15,138)	—	—	(15,138)	(2,423)	(17,561)	(10,951)	(1,015)	(11,966)

Net income from continuing operations attributable to Global Payments	$151,607	$7,356	$2,479	$161,442	$16,430	$177,872	$161,349	$15,615	$176,964

Diluted shares	80,413			80,413		80,413	82,181		82,181
Diluted earnings per share	$1.89	$0.09	$0.03	$2.01	$0.20	$2.21	$1.96	$0.19	$2.15

[1]

Reflects expenses of $2.4 million and $4.7 million during the three and nine months ended February 28, 2011, respectively, of start-up costs related to our new Global Service Center in Manila, Philippines and expenses of $1.2 million and $6.0 million during the three and nine months ended February 28, 2011, respectively, related to employee termination and relocation benefits, and the related income tax benefits.

[2]

Represents a one-time, non-cash write-down of a deferred tax asset we established in July 2009 when we purchased the remaining 49% of our UK business. The write-down resulted from a legislated reduction to the tax rate of 1%.

[3]	Represents adjustments to cost of service to exclude acquisition intangible amortization expense from continuing operations and the related income tax benefit.
[4]	There were no normalized adjustments during the three and nine months ended February 28, 2010.

We supplemented our reporting of income from continuing operations and the related earnings per share information determined in accordance with GAAP by reporting income from continuing operations and the related earnings per share for the three and nine months ended February 28, 2011 and 2010 on a “normalized” and “cash earnings” basis in this earnings release as a measure to help evaluate performance. We calculated income from continuing operations and earnings per share on a normalized basis by excluding charges related to employee termination and relocation benefits, certain one-time costs related to our new Global Service Center and the legislated tax rate reduction. We calculated income from continuing operations on a cash earnings basis by excluding acquisition intangible amortization expense from our normalized results. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income from continuing operations and earnings per share reported on a normalized and cash earnings basis should be considered in addition to, and not as a substitute for, income from continuing operations and earnings per share determined in accordance with GAAP. Our measures of income from continuing operations and earnings per share on a normalized and cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 8

RECONCILIATION OF NORMALIZED AND CASH EARNINGS SEGMENT INFORMATION TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Three Months Ended February 28,
	2011					2010
	GAAP	Employee Termination and Other[1]	Normalized	Cash Earnings Adjustments[2]	Cash Earnings	GAAP	Cash Earnings Adjustments[2]	Cash Earnings

Revenues:
United States	$249,194	$—	$249,194	$—	$249,194	$216,168	$—	$216,168
Canada	81,066	—	81,066	—	81,066	77,092	—	77,092

North America merchant services	330,260	—	330,260	—	330,260	293,260	—	293,260

Europe	90,531	—	90,531	—	90,531	78,174	—	78,174
Asia-Pacific	35,591	—	35,591	—	35,591	27,101	—	27,101

International merchant services	126,122	—	126,122	—	126,122	105,275	—	105,275

Total revenues	$456,382	$—	$456,382	$—	$456,382	$398,535	$—	$398,535

Operating income:
North America merchant services	$62,916	$—	$62,916	$3,206	$66,122	$60,855	$2,812	$63,667
International merchant services	35,537	—	35,537	8,634	44,171	28,853	5,550	34,403
Corporate	(20,254)	3,567	(16,687)	—	(16,687)	(15,859)	—	(15,859)

Operating income	$78,199	$3,567	$81,766	$11,840	$93,606	$73,849	$8,362	$82,211

	Nine Months Ended February 28,
	2011					2010
	GAAP	Employee Termination and Other[1]	Normalized	Cash Earnings Adjustments[2]	Cash Earnings	GAAP	Cash Earnings Adjustments[2]	Cash Earnings

Revenues:
United States	$750,495	$—	$750,495	$—	$750,495	$659,868	$—	$659,868
Canada	243,733	—	243,733	—	243,733	236,552	—	236,552

North America merchant services	994,228	—	994,228	—	994,228	896,420	—	896,420

Europe	244,208	—	244,208	—	244,208	242,785	—	242,785
Asia-Pacific	101,611	—	101,611	—	101,611	78,213	—	78,213

International merchant services	345,819	—	345,819	—	345,819	320,998	—	320,998

Total revenues	$1,340,047	$—	$1,340,047	$—	$1,340,047	$1,217,418	$—	$1,217,418

Operating income:
North America merchant services	$198,415	$—	$198,415	$9,378	$207,793	$210,419	$7,721	$218,140
International merchant services	102,279	—	102,279	18,108	120,387	88,353	16,867	105,220
Corporate	(57,244)	10,740	(46,504)	—	(46,504)	(46,978)	—	(46,978)

Operating income	$243,450	$10,740	$254,190	$27,486	$281,676	$251,794	$24,588	$276,382

[1]

Normalized results exclude expenses consisting of $2.4 million and $4.7 million during the three and nine months ended February 28, 2011, respectively, of start-up costs related to our new Global Service Center in Manila, Philippines and expenses of $1.2 million and $6.0 million during the three and nine months ended February 28, 2011, respectively, related to employee termination and relocation benefits. There were no normalized adjustments during the three and nine months ended February 28, 2010.

[2]	Represents acquisition intangible amortization expense from continuing operations.

SCHEDULE 9

OUTLOOK SUMMARY

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In millions, except per share data)

	Fiscal 2010 Actual	Fiscal 2011 Outlook Before “la Caixa” JV	Fiscal 2011 Outlook “la Caixa” JV	Fiscal 2011 Outlook Including “la Caixa” JV	% Change FY10

Revenue Outlook
Revenues	$1,642	$1,755 to $1,790	$25 to $30	$1,780 to 1,820	8% to 11%

EPS Outlook
GAAP diluted EPS from continuing operations	$2.52	$2.62 to $2.67	($0.04) to ($0.02)	$2.58 to $2.65	2% to 5%
Employee Termination	0.02	$0.12	—	$0.12

Normalized diluted EPS from continuing operations	$2.54	$2.74 to $2.79	($0.04) to ($0.02)	$2.70 to $2.77	6% to 9%

Acquisition-related intangibles	0.26	$0.23	$0.06	$0.29	—

Cash EPS from continuing operations	$2.80	$2.97 to $3.02	$0.02 to $0.04	$2.99 to $3.06	7% to 9%

SCHEDULE 10

CASH EARNINGS - HISTORICAL SEGMENT INFORMATION

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Three Months Ended				Fiscal Year Ended	Three Months Ended
	8/31/09	11/30/09	2/28/10	5/31/10	5/31/10	8/31/10	11/30/10	2/28/11

Revenues:
United States	$222,767	$220,934	$216,168	$242,975	$902,844	$255,630	$245,671	$249,194
Canada	81,225	78,236	77,092	80,720	317,272	81,213	81,453	81,066

North America merchant services	303,992	299,170	293,260	323,695	1,220,116	336,843	327,124	330,260

Europe	80,467	84,143	78,174	72,238	315,023	73,796	79,881	90,531
Asia-Pacific	25,473	25,638	27,101	29,117	107,329	29,499	36,521	35,591

International merchant services	105,940	109,781	105,275	101,355	422,352	103,295	116,402	126,122

Total revenues	$409,932	$408,951	$398,535	$425,050	$1,642,468	$440,138	$443,526	$456,382

Operating income:
North America merchant services	$78,168	$76,305	$63,667	$67,848	$285,989	$71,384	$70,287	$66,122
International merchant services	34,386	36,430	34,403	30,640	135,860	36,051	40,165	44,171
Corporate	(15,427)	(15,691)	(15,859)	(16,244)	(63,223)	(14,464)	(15,354)	(16,687)

Operating income	$97,127	$97,044	$82,211	$82,244	$358,626	$92,971	$95,098	$93,606

See Schedules 11, 12 and 13 for reconciliation of normalized and cash earnings segment information to GAAP.

SCHEDULE 11

RECONCILIATION OF HISTORICAL CASH EARNINGS SEGMENT INFORMATION TO GAAP - FISCAL 2010 QUARTERLY

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Three Months Ended
	August 31, 2009			November 30, 2009
	GAAP	Cash Earnings Adjustments[1]	Cash Earnings	GAAP	Cash Earnings Adjustments[1]	Cash Earnings

Revenues:
United States	$222,767	$—	$222,767	$220,934	$—	$220,934
Canada	81,225	—	81,225	78,236	—	78,236

North America merchant services	303,992	—	303,992	299,170	—	299,170

Europe	80,467	—	80,467	84,143	—	84,143
Asia-Pacific	25,473	—	25,473	25,638	—	25,638

International merchant services	105,940	—	105,940	109,781	—	109,781

Total revenues	$409,932	$—	$409,932	$408,951	$—	$408,951

Operating income:
North America merchant services	$75,921	$2,247	$78,168	$73,643	$2,662	$76,305
International merchant services	28,749	5,637	34,386	30,750	5,680	36,430
Corporate	(15,427)	—	(15,427)	(15,691)	—	(15,691)

Operating income	$89,243	$7,884	$97,127	$88,702	$8,342	$97,044

	Three Months Ended
	February 28, 2010			May 31, 2010
	GAAP	Cash Earnings Adjustments[1]	Cash Earnings	GAAP	Employee Termination[2]	Normalized	Cash Earnings Adjustments[1]	Cash Earnings

Revenues:
United States	$216,168	$—	$216,168	$242,975	$—	$242,975	$—	$242,975
Canada	77,092	—	77,092	80,720	—	80,720	—	80,720

North America merchant services	293,260	—	293,260	323,695	—	323,695	—	323,695

Europe	78,174	—	78,174	72,238	—	72,238	—	72,238
Asia-Pacific	27,101	—	27,101	29,117	—	29,117	—	29,117

International merchant services	105,275	—	105,275	101,355	—	101,355	—	101,355

Total revenues	$398,535	$—	$398,535	$425,050	$—	$425,050	$—	$425,050

Operating income:
North America merchant services	$60,855	$2,812	$63,667	$64,966	$—	$64,966	$2,882	$67,848
International merchant services	28,853	5,550	34,403	25,346	—	25,346	5,294	30,640
Corporate	(15,859)	—	(15,859)	(18,827)	2,583	(16,244)	—	(16,244)

Operating income	$73,849	$8,362	$82,211	$71,485	$2,583	$74,068	$8,176	$82,244

[1]	Represents adjustments to cost of service to exclude acquisition intangible amortization expense from continuing operations and the related income tax benefit.
[2]	Represents amounts due to our former President and Chief Operating Officer pursuant to his termination agreement dated April 21, 2010. Also reflects the related income tax benefit.

There were no normalized adjustments during the three months ended August 30, 2009, November 30, 2009 and February 28, 2010.

We supplemented our historical reporting of segment operating income determined in accordance with GAAP by reporting segment operating income for the four quarters of fiscal 2010 on a “cash earnings” basis in this earnings release as a measure to help evaluate performance. We calculated segment operating income on a cash earnings basis by excluding acquisition intangible amortization expense from our normalized results. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our segment operating income reported on a cash earnings basis should be considered in addition to, and not as a substitute for, segment operating income determined in accordance with GAAP. Our measures of segment operating income on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 12

RECONCILIATION OF HISTORICAL CASH EARNINGS SEGMENT INFORMATION TO GAAP - FISCAL 2010

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Fiscal Year Ended May 31, 2010
	GAAP	Employee Termination[1]	Normalized	Cash Earnings Adjustments[2]	Cash Earnings

Revenues:
United States	$902,844	$—	$902,844	$—	$902,844
Canada	317,272	—	317,272	—	317,272

North America merchant services	1,220,116	—	1,220,116	—	1,220,116

Europe	315,023	—	315,023	—	315,023
Asia-Pacific	107,329	—	107,329	—	107,329

International merchant services	422,352	—	422,352	—	422,352

Total revenues	$1,642,468	$—	$1,642,468	$—	$1,642,468

Operating income:
North America merchant services	$275,386	$—	$275,386	$10,603	$285,989
International merchant services	113,699	—	113,699	22,161	135,860
Corporate	(65,806)	2,583	(63,223)	—	(63,223)

Operating income	$323,279	$2,583	$325,862	$32,764	$358,626

[1]	Represents amounts due to our former President and Chief Operating Officer pursuant to his termination agreement dated April 21, 2010. Also reflects the related income tax benefit.
[2]	Represents adjustments to cost of service to exclude acquisition intangible amortization expense from continuing operations and the related income tax benefit.

We supplemented our historical reporting of segment operating income determined in accordance with GAAP by reporting segment operating income for fiscal year 2010 on a “cash earnings” basis in this earnings release as a measure to help evaluate performance. We calculated segment operating income on a cash earnings basis by excluding acquisition intangible amortization expense from our normalized results. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our segment operating income reported on a cash earnings basis should be considered in addition to, and not as a substitute for, segment operating income determined in accordance with GAAP. Our measures of segment operating income on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 13

RECONCILIATION OF HISTORICAL CASH EARNINGS SEGMENT INFORMATION TO GAAP - FISCAL 2011 QUARTERLY

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Three Months Ended August 31, 2010					Three Months Ended November 30, 2010
	GAAP	Employee Termination and Other[1]	Normalized	Cash Earnings Adjustments[2]	Cash Earnings	GAAP	Employee Termination and Other[1]	Normalized	Cash Earnings Adjustments[2]	Cash Earnings

Revenues:
United States	$255,630	$—	$255,630	$—	$255,630	$245,671	$—	$245,671	$—	$245,671
Canada	81,213	—	81,213	—	81,213	81,453	—	81,453	—	81,453

North America merchant services	336,843	—	336,843	—	336,843	327,124	—	327,124	—	327,124

Europe	73,796	—	73,796	—	73,796	79,881	—	79,881	—	79,881
Asia-Pacific	29,499	—	29,499	—	29,499	36,521	—	36,521	—	36,521

International merchant services	103,295	—	103,295	—	103,295	116,402	—	116,402	—	116,402

Total revenues	$440,138	$—	$440,138	$—	$440,138	$443,526	$—	$443,526	$—	$443,526

Operating income:
North America merchant services	$68,368	$—	$68,368	$3,016	$71,384	$67,131	$—	$67,131	$3,156	$70,287
International merchant services	31,393	—	31,393	4,658	36,051	35,349	—	35,349	4,816	40,165
Corporate	(17,654)	3,190	(14,464)	—	(14,464)	(19,337)	3,983	(15,354)	—	(15,354)

Operating income	$82,107	$3,190	$85,297	$7,674	$92,971	$83,143	$3,983	$87,126	$7,972	$95,098

	Three Months Ended February 28, 2011
	GAAP	Employee Termination and Other[1]	Normalized	Cash Earnings Adjustments[2]	Cash Earnings

Revenues:
United States	$249,194	$—	$249,194	$—	$249,194
Canada	81,066	—	81,066	—	81,066

North America merchant services	330,260	—	330,260	—	330,260

Europe	90,531	—	90,531	—	90,531
Asia-Pacific	35,591	—	35,591	—	35,591

International merchant services	126,122	—	126,122	—	126,122

Total revenues	$456,382	$—	$456,382	$—	$456,382

Operating income:
North America merchant services	$62,916	$—	$62,916	$3,206	$66,122
International merchant services	35,537	—	35,537	8,634	44,171
Corporate	(20,254)	3,567	(16,687)	—	(16,687)

Operating income	$78,199	$3,567	$81,766	$11,840	$93,606

[1]	Reflects expenses of start-up costs related to our new Global Service Center in Manila, Philippines and employee termination and relocation benefits
[2]	Represents adjustments to cost of service to exclude acquisition intangible amortization expense from continuing operations and the related income tax benefit.

We supplemented our historical reporting of segment operating income determined in accordance with GAAP by reporting segment operating income for the three months ended August 31, 2010, November 30, 2010 and February 28, 2011 on a “cash earnings” basis in this earnings release as a measure to help evaluate performance. We calculated segment operating income on a cash earnings basis by excluding acquisition intangible amortization expense from our normalized results. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our segment operating income reported on a cash earnings basis should be considered in addition to, and not as a substitute for, segment operating income determined in accordance with GAAP. Our measures of segment operating income on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.